UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 5, 2010
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-12.1
EX-25.1

Item 8.01. Other Events.
     Filing of Form T-1
     On February 5, 2010, Coeur d’Alene Mines Corporation filed a Form T-1 Statement of Eligibility to designate The Bank of New York Mellon to act as an eligible trustee under trustee indentures to be qualified pursuant to the Trust Indenture Act of 1939. The Form T-1 is annexed hereto as Exhibit 25.1.
     Ratio of Earnings to Fixed Charges
     The computation of the ratio of earnings to fixed charges for the Company for the years ended December 31, 2004, December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008 and the nine months ended September 30, 2009 and September 30, 2008 is attached hereto as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.

25.1	T-1 Statement of Eligibility under the Trust Indenture Act of 1939 in respect of the Senior Debt Indenture.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: February 5, 2010	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.

25.1	T-1 Statement of Eligibility under the Trust Indenture Act of 1939 in respect of the Senior Debt Indenture.

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